Exhibit 99.1

Investor Meetings May 2013 Maximizing Shareholder Value

Forward Looking Statements This presentation contains, and management may make, certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts may be forward-looking statements. Words such as "may,” “will,” “should,” “could,” “likely,” “anticipates," “intends,” "believes," "estimates," "expects," "forecasts," “plans,” “projects,” "predicts" and “outlook” and similar words and expressions are intended to identify forward-looking statements. Examples of our forward-looking statements include, among others, statements relating to our outlook, our future operating results on a segment basis, our future Adjusted EBITDA and free cash flows, our share repurchase plans and our strategic initiatives. Although they reflect Rockwood’s current expectations, they involve a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied, and not guarantees of future performance. These risks, uncertainties and other factors include, without limitation, Rockwood’s business strategy; changes in general economic conditions in North America and Europe and in other locations in which Rockwood currently does business; competitive pricing or product development activities affecting demand for Rockwood’s products; technological changes affecting production of Rockwood’s materials; fluctuations in interest rates, exchange rates and currency values; availability and pricing of raw materials; governmental and environmental regulations and changes in those regulations; fluctuations in energy prices; changes in the end-use markets in which Rockwood’s products are sold; hazards associated with chemicals manufacturing; Rockwood’s ability to access capital markets; Rockwood’s high level of indebtedness; risks associated with competition and the introduction of new competing products, especially from the Asia-Pacific region; risks associated with international sales and operations; risks associated with information securities and the risks, uncertainties and other factors discussed under "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Rockwood's Form 10-K for the year ended December 31, 2012 and other periodic reports filed with or furnished to the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Agenda Rockwood (ROC) Strategy, Investment Considerations and 2013 Plan Core Businesses Lithium Surface Treatment Other Business Segments Advanced Ceramics Performance Additives Titanium Dioxide Pigments Appendices

Rockwood Strategy and Business Overview

Rockwood Investment Considerations Market-leading business niche positions Drive Adjusted EBITDA margins of 25%+ Strong free cash flow Solid balance sheet Goal of 20% per year growth in EPS Shareholder aligned management team with meaningful equity ownership

Rockwood Strategy: Maximize Shareholder Value The Business Focus on Premier Portfolio Businesses Drive Growth Strong Balance Sheet Transportation Revolution Invest heavily in organic growth +5% per year Bolt-on acquisitions: +3% per year Focus on EPS growth of 20% per year Keep total Liquidity in the range of 15% to 18% of sales Maintain total Net Debt to Adj. EBITDA in the range of 1.5 to 2.5 times Achieve in the Medium Term Investment Grade Corporate Credit Ratings Position the lithium business for the coming transportation revolution (electric cars) Target Global market position of #1 or #2 Continue Global technology leadership Drive Adjusted EBITDA margin of +25%

2013 Planned Initiatives: Maximizing Shareholder Value Announced share repurchase program for $400 million Estimated dividend yield in range of 2.8% to 3.2% Expected repayment of debt up to $600 million Launched strategic evaluation process for non-core businesses Initiatives Progress Update Repurchased 1.45 million shares for average price of $61.50/ps Increased quarterly dividend 15% to $0.40/ps from $0.35/ps Prepaid $512 million of debt Process underway

ROC Business Sectors – Net Sales and Adj. EBITDA Advanced Ceramics FY 2012 Net Sales: $547M Adj. EBITDA: $175M % Margin: 32.0% Performance Additives FY 2012 Net Sales: $732M Adj. EBITDA: $124M % Margin: 16.9% Surface Treatment FY 2012 Net Sales: $723M Adj. EBITDA: $155M % Margin: 21.4% Note: See Appendix for reconciliation of non-GAAP measures. TiO2 Pigments FY 2012 Net Sales: 889M Adj. EBITDA: 165M % Margin: 18.6% Lithium FY 2012 Net Sales: $474M Adj. EBITDA: $182M % Margin: 38.4% FY 2012 Net Sales $3,507M Adjusted EBITDA $779M % Margin 22.2% Q1 2013 Q1 2012 Net Sales $119M $115M Adj. EBITDA $47M $44M % Margin 39.6% 38.7% Q1 2013 Q1 2012 Net Sales $185M $189M Adj. EBITDA $40M $40M % Margin 21.4% 21.0% Q1 2013 Q1 2012 Net Sales $177M $197M Adj. EBITDA $36M $39M % Margin 20.2% 19.7% Q1 2013 Q1 2012 Net Sales $273M $225M Adj. EBITDA $9M $76M % Margin 3.1% 33.6% Q1 2013 Q1 2012 Net Sales $143M $145M Adj. EBITDA $47M $46M % Margin 32.5% 32.0%

Rockwood Today Lithium #1 Globally Lowest Cost Producer and Long Term Reserves with High Lithium Concentration and Yield Integrated Business Model for Upstream and Downstream Production Surface Treatment #2 Globally Growing market share due to innovation and customer relationships and reputation Strong free cash generation Advanced Ceramics #1 Globally Unique and exclusive market share position with high growth medical products Performance Additives #2 Globally Well positioned to benefit from recovery in housing market and oil and natural gas drilling Titanium Dioxide Pigments Leading global producer of specialty sulphate and zinc sulfate and barium sulfate additives

Rockwood Sales by End-Use Market/Geography Source: Company 2012 estimates.

Rockwood Principal Products/End-Use Markets

	2012 Net Sales					
	$ in millions	% of Total	Principal Products	End-Use Markets	Competitors	Major Customers
Lithium	$474.4	13%	· Lithium compounds and chemicals	· Life sciences (pharmaceutical synthesis and polymers) · Polymerization initiators for elastomers · Batteries for hybrid and electric vehicles and electronic devices	· FMC Corporation · Sociedad Quimica y Minera de Chile S.A. · Cabot Corporation · Sigma Aldrich Corporation	· Bayer CropScience (a division of Bayer AG) · Syngenta AG · Umicore S.A. · Samsung SDI Co. Ltd. · Royal DSM N.V.
Surface Treatment	$723.2	21%	· Metal surface treatment chemicals including corrosion protection/ prevention oils · Maintenance chemicals	· Automotive pre-coating metal treatment and car body pre-treatment · Steel and metal working · Aircraft industry	· Henkel AG & Co. KGaA · Nihon Parkerizing Co., Ltd. · PPG Industries, Inc. · Nippon Paint Co., Ltd.	· Daimler AG · ArcelorMittal · Volkswagen AG · European Aeronautic Defence and Space Company (EADS) N.V. · Ford
Performance Additives	$731.5	21%	· Iron-oxide pigments · Wood protection products · Inorganic chemicals · Synthetic and organic thickeners · Flocculants	· Residential and commercial construction and plastics · Coatings · Personal care, paper manufacturing and foundries · Oilfield · Water treatment	· Lanxess AG · Lonza Group Ltd. · Osmose, Inc. · Elementis plc	· Akzo Nobel · Georgia-Pacific Corporation · BASF Group · E.I. duPont de Nemours
Titanium Dioxide Pigments	$889.4	25%	· Titanium dioxide pigments · Barium compounds · Zinc compounds	· Synthetic fibers for clothing · Plastics · Paper · Paints and coatings · Pharmaceutical contrast media	· Fuji Titanium Industry Co., Ltd. · DuPont Titanium Technologies · Kronos Worldwide, Inc. · Tayca Corporation	· Akzo Nobel Coatings, Inc. · PPG Industries, Inc. · BASF Group · E.I. duPont de Nemours
Advanced Ceramics	$546.7	16%	· Ceramic ball head and liner components used in hip joint prostheses systems · Ceramic tapes · Cutting tools · Wear and corrosion · Armor components	· Medical (hip replacement surgery) · Industrial · Electronics · Automotive	· Kyocera Corporation · CoorsTek, Inc. · The Morgan Crucible Company plc · 3M	· Robert Bosch GmbH · Stryker Corporation · EPCOS AG · DePuy Orthopaedics, Inc.
Corporate and Other	$141.7	4%	· Natural and synthetic metal sulfides · Water recycling and repair · Rubber/thermoplastic components	· Disc brakes · Semiconductors manufacturing · Automotive	· Dow Corning Corporation · Nachmann S.r.l.	
	$3,506.9	100%				

Rockwood
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Rockwood Track Record of Steady Growth and Strong Adjusted EBITDA Margins Note: Reflects the divestitures of the Groupe Novasep, Electronics and AlphaGary businesses. FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 2,362 2,553 2,877 3,488 2,769 3,192 3,669 3,507 3,532 935 910 2005 2006 2007 2008 PF 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 464 489 583 652 510 634 863 779 712 168 235 2005 2006 2007 2008 PF 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 Adjusted EBITDA Net Sales [$M] [$M] Margin % 19.6% 19.2% 20.3% 18.7% 18 . 4% 19 . 9% 23.5% 22.2% 20.2% 18.0% 25.8%

Core Rockwood: Lithium and Surface Treatment

Diversity. Flexibility. Results. #1 globally in lithium compounds & chemicals Lithium

Lithium – Net Sales & Adjusted EBITDA Note: See Appendix for reconciliation of non-GAAP measures. 302 324 391 436 357 397 457 474 478 118 115 2005 2006 2007 2008 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 91 109 146 181 141 144 170 182 184 47 44 2005 2006 2007 2008 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 Adj. EBITDA Adjusted EBITDA Net Sales [$M] [$M] 30.3% 33.8% 37.4% 41.5% 39.5% 36.4% 37.3% 38.3% Margin % 38.6% 39.6% 38.7%

Organo- metallics Lithium Metal Special Salts Pharmaceuticals Pharmaceuticals Glass Ceramics Grease CO2 Absorption Elastomers Aluminum Li Primary Batteries Electronic Materials Cement Al-Alloys Mining Agrochemicals Li-Ion Batteries Li-Ion Batteries Scintillation Industrial Catalysis Airbag Ignition 15 Lithium – Key Products and Applications Electronics Lithium Carbonate Lithium Hydroxide

Lithium Net Sales Source: Company 2012 estimates.

Li-Acetylide Methyl- lithium Phenyl- lithium LDA LHS Li-t- Butoxide Li- Methoxide Li- Hydride Li-tri (t-butoxy)- alanate Li- Amide Li- Salicylate Li- Citrate Li- Benzoate Li- Acetate Li- Zeolite Potash Bischofite Li- Sulphate Li- Nitrate Li- Phosphate Li- Silicate Li-Tetra- borate Li- Chromate Sabalith Li- Nitride Li- Bromide Li- Fluoride Li- Peroxide Li- Hydroxide CO2- Absorption Products Li- Iodide Li- Perchlorate LiBOB Anodes Foils Lithium Carbonate Lithium Chloride Brines Butyl- lithium Li- Alanate Lithium Metal Life-Science Products Metal and Battery Products Other Products Lithium Value Chain

10 Lithium: Profitability of Selected Products *: Increase margins through move to higher value-added steps

Lithium Ion Batteries Cathode Materials Electrolytes Catalyst & Electronics Active material Special tools Asia Polymer Electronics Pharma US Cathode Materials Electrolytes DOE Program Battery Cells Cathode Materials Electrolytes Battery Recycling Battery Cells Europe New APIs Generics Organic Synthesis 15 Lithium: Moving & Emerging Markets: Extensive expertise network gained through operating in various markets

HEV + PHEV + EV (low scenario) HEV + PHEV + EV (high scenario) ts LCE *Sources: Fraunhofer Institut; Deutsche Bank; Roskill; Credit Suisse; McKinsey; TRU Group; IIT Lithium Forecast – Market Penetration Scenarios (Basis: Six Different Market Studies*) Glass & Ceramics Lubricating Greases Other Applications Portable Batteries 0 100.000 200.000 300.000 400.000 500.000 600.000 2010 2015 2020 2025 Application Lithium Carbonate Content Cell Phone Nootebook Power Tool Plug-in Hybrid 16kWh Electrical Vehicle (EV) 25kWh 3 grams 0.1 - oz 30 grams - 1.0 oz 30-40 grams - 1.0-1.4 oz 20 lbs 50 lbs

Customer Relations* 21 We cooperate with all of them! *Sources: Public Conferences, News Releases, etc.

Surface Treatment Chemicals 2nd largest global producer of products & services for metal processing Automotive paint shop applications and automotive components, steel and aluminum coil industry, wire and tube drawing, cold extrusion, appliances, aluminum finishing, heavy equipment, aircraft manufacturing and maintenance.

Chemetall Markets



Aerospace

Sealants and sealant removers, NDT products and equipment, corrosion protection, cleaners, pretreatment and paint strippers for airframe, aircraft operation and aero-engine applications.



Aluminium Finishing

Pretreatment technologies, anodizing processes and service products ensure an excellent surface in the architectural and construction industry.



Appliances, HVAC

Broad portfolio eco-friendly, nickel-free and chrome-free processes – from cleaners, conversion coatings, paint detackification to maintenance chemicals.



Automotive OEM

Globally harmonized technologies available for NDT products, inhibitors, conversion coatings, cleaners, coolants, activating and passivating agents and maintenance chemicals.



Automotive Components

Broad portfolio of technologies from cleaners to conversion coatings for all kinds of components and substrates, such as steel or aluminium wheels, bumpers or diesel injection systems.



Coil

A variety of technologies for coil coating and galvanizing processes. Prepainted and passivated metal sheets are used in automotive, building, electrical and packaging industries.



General Industry

Broad portfolio of metal pretreatment technologies for all kinds of applications such as furniture, garden fences, trains, electrical cabines and many more.



Heavy Equipment

Eco-friendly and efficient technologies ensure an excellent and long-term surface quality for off-road vehicles, construction equipment, industrial machines and agricultural vehicles.



Metal Forming

Tube industry (from the blank tube to the precision tube), wire industry (from cold heading to spring steel wire) and cold extrusion (complex geometries extruded net shape).



Metal Packaging

High efficient cleaners, conversion treatments and mobility enhancers for the aluminium beverage can manufacturing.



Non-Destructive Testing (NDT)

More than 60 years of experience in Penetrant (PT) and Magnetic Particle Testing (MT): aircraft engine manufacturing & overhaul, automotive, energy and general industry.

Rockwood
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Surface Treatment – Net Sales & Adjusted EBITDA Note: FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 471 522 594 724 564 662 743 723 719 185 189 2005 2006 2007 2008 PF 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 69 82 98 120 86 124 151 155 155 39 40 2005 2006 2007 2008 PF 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 Surface Treatment Adjusted EBITDA Net Sales [$M] [$M] Margin % 14.7% 15.8% 16.5% 16.6% 15 . 2% 18.7% 20.3% 21.5% 21.5% 21.4% 21.0%

Surface Treatment Net Sales by Region Attractive markets with room for growth for Chemetall: Estimated Total Market Chemetall Net Sales Automotive $ 800 million $ 130 million Wheels $ 85 million $ 19 million Can $ 85 million $ 3 million Metal Working $ 650 million $ 54 million Aluminum Finishing $ 250 million $ 16 million Auto Components $ 250 million $ 56 million Net Sales by Market Source: Company 2012 estimates.

Other Businesses

Advanced Ceramics #1 for ceramic hip joint components; leader for ceramic cutting tools, discs for sanitary fittings, electronic ceramic applications & ceramic armor components Industrial and mobile electronic devices, automotive electronic components, medical technology, general industrial machinery and metalworking as well as energy and environmental industries.

Advanced Ceramics – Net Sales & Adjusted EBITDA Note: FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 370 390 453 539 412 516 585 547 545 143 145 2005 2006 2007 2008 PF 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q 1 2012 94 105 128 159 108 153 184 175 175 46 46 2005 2006 2007 2008 PF 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 Advanced Ceramics Adjusted EBITDA Net Sales [$M] [$M] Margin % 25 . 4% 26.9% 28.3% 29.5% 26.1% 29.7% 31.4% 32.0% 32.1% 32.5% 32.1%

 Chemical Applications Marktredwitz Medical Technologies Plochingen & Marktredwitz Cutting Tools Ebersbach Mechanical Systems Lauf & Wittlich Electronics Marktredwitz Multifunctional Ceramics Lauf Mechanical Applications Plochingen Advanced Ceramics – Divisions

Advanced Ceramics Net Sales Source: Company 2012 estimates.

62% 51% Source: Company estimates based on EUROMED data. Advanced Ceramics: Hip Market Share – Worldwide

AAGR = 5.8% ($M) Advanced Ceramics - Net Sales Growth Potential 0 500 1.000 2001/02 2007 2012 2017

Performance Additives



Color Pigments

#2 global supplier of synthetic iron oxide pigments & technical grade ultramarine blue pigments

Pigments for the coloring of concrete products including paving stones, bricks, concrete blocks, roofing tiles, stucco and mortar; color pigments for paints, coating, plastics, paper, rubber and inks; high-purity iron oxides for pharmaceuticals, food and cosmetics; specialty iron oxides for toners and catalysts.



Clay-based Additives

A global leader in specialty additives & rheological modifiers

To modify the flow and thickness of materials, keep solids in suspension and/or maintain levels of coloration in architectural coatings, ink, paper manufacturing, personal care and household products, oilfield drilling fluids and carbonless carbon paper.



Timber Treatment

Leading formulator of preservative systems for the pressure treated lumber industry

Chemicals to protect wood against decay, termites, mold growth, fire and the effects of weathering in a wide range of residential, commercial and industrial applications, including decking, fencing, garden furniture, playground equipment, framing, sheathing products and utility poles

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Performance Additives – Net Sales & Adjusted EBITDA Note: FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 712 798 870 873 672 727 784 732 712 177 196 2005 2006 2007 2008 PF 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 154 141 163 114 95 124 144 124 121 36 39 2005 2006 2007 2008 PF 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 Performance Additives Adjusted EBITDA Net Sales [$M] [$M] Margin % 21.6% 17.6% 18.7% 13 . 0% 14.2% 17.0% 18.4% 17.0% 17.0% 20.2% 19.7%

Ready Mixed Concrete Concrete Paving & Brick Plastics Paint Oil Fields Cosmetics Performance Additives - Key Applications

 Performance Additives businesses are primarily focused in Coatings and Construction markets Color Pigments Timber Treatment Clay-based Additives Color Pigments Clay-based Additives * Includes: Water Treatment, Animal Feeds, Consumer Products, etc * Source: Company 2012 Estimates Clay-based Additives Color Pigments Clay-based Additives Net Sales By Product Segments Net Sales By Geography Performance Additives – Net Sales Balanced Geographic Distribution - Half of Revenue from N. American Operations

Performance Additives Growth Potential Estimated Business Division Goals through Yr 2017 $1 Billion in Net Sales 25% Adjusted EBITDA Margin FY 2011 $784M FY 2017 $1,000M Expected Drivers: Strong North American market driven by rebound in housing construction and discretionary spending Asian economic recovery supported by increasing Chinese industrial and construction activities Stabilization in the Euro zone New products and marketing initiatives Commissioning iron oxide plant in Augusta, GA Adjusted EBITDA Margin 18% Adjusted EBITDA Margin 25% Note: See Appendix for reconciliation of non-GAAP measures 37

Titanium Dioxide (TiO2 Pigments) A global market leader in specialty sulphate TiO2 products & specialty zinc sulfide & barium sulfate additives for niche applications Synthetic fiber, paint and coatings, plastics, printing inks, foils and films, food, cosmetics and pharmaceuticals, and microparticles for catalyst systems; products for water treatment, steel manufacturing and the cement industry.

TiO2 Pigments – Net Sales & Adjusted EBITDA Note: FY 2008 on a proforma basis including bolt-on acquisitions. See Appendix for reconciliation of non-GAAP measures. 399 409 443 781 666 759 930 889 937 273 225 2005 2006 2007 2008 PF 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 81 82 83 108 97 130 258 165 98 9 76 2005 2006 2007 2008 PF 2009 2010 2011 2012 LTM 3/2013 Q1 2013 Q1 2012 Titanium Dioxide Pigments Adjusted EBITDA Net Sales [$M] [$M] Margin % 20.3% 20.0% 18.7% 13.8% 14.6% 17.1% 27.7% 18.5% 10.4% 3.2% 33.6%

Appendices

ROC Results By Segment

($M)	Net Sales				Adj. EBITDA [a]					
	FY 2012	FY 2011	% Change Total	% Change Constant Currency [b]	FY 2012	% Sales	FY 2011	% Sales	% Change Total	% Change Constant Currency [b]
Lithium	474.4	456.5	*3.9%*	*7.5%*	181.9	*38.3%*	170.2	*37.3%*	*6.9%*	*10.0%*
Surface Treatment	723.2	743.2	*(2.7%)*	*2.6%*	155.2	*21.5%*	151.0	*20.3%*	*2.8%*	*7.5%*
Performance Additives	731.5	784.4	*(6.7%)*	*(4.7%)*	124.0	*17.0%*	144.0	*18.4%*	*(13.9%)*	*(11.7%)*
Titanium Dioxide Pigments	889.4	930.4	*(4.4%)*	*3.5%*	164.7	*18.5%*	257.6	*27.7%*	*(36.1%)*	*(30.8%)*
Advanced Ceramics	546.7	585.1	*(6.6%)*	*0.3%*	174.8	*32.0%*	183.7	*31.4%*	*(4.8%)*	*2.9%*
Corporate and Other	141.7	169.7	*(16.5%)*	*(9.5%)*	(21.7)		(43.7)		*50.3%*	*53.8%*
Total Rockwood	**$3,506.9**	**$3,669.3**	***(4.4%)***	***1.0%***	**$778.9**	**22.2%**	**$862.8**	**23.5%**	***(9.7%)***	***(4.5%)***

($M)	Q1 2013	Q1 2012	% Change Total	% Change Constant Currency [b]	Q1 2013	% Sales	Q1 2012	% Sales	% Change Total	% Change Constant Currency [b]
Lithium	118.5	114.7	*3.3%*	*4.2%*	46.9	*39.6%*	44.4	*38.7%*	*5.6%*	*5.4%*
Surface Treatment	184.5	188.6	*(2.2%)*	*(1.5%)*	39.5	*21.4%*	39.7	*21.0%*	*(0.5%)*	*(0.3%)*
Performance Additives	177.1	196.5	*(9.9%)*	*(9.8%)*	35.8	*20.2%*	38.8	*19.7%*	*(7.7%)*	*(7.5%)*
Titanium Dioxide Pigments	273.1	225.1	*21.3%*	*20.7%*	8.6	*3.1%*	75.6	*33.6%*	*(88.6%)*	*(88.6%)*
Advanced Ceramics	142.9	144.6	*(1.2%)*	*(1.7%)*	46.5	*32.5%*	46.3	*32.0%*	*0.4%*	*(0.2%)*
Corporate and Other	38.5	40.0	*(3.8%)*	*(4.5%)*	(9.1)		(9.9)		*8.1%*	*7.1%*
Total Rockwood	**$7,948.4**	**$8,248.1**	***(3.6%)***	***1.2%***	**$1,726.0**	**21.7%**	**$1,960.5**	**23.8%**	***(12.0%)***	***(7.4%)***

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

Rockwood
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ROC Free Cash Flow ($M) 2008 2009 2010 2011 2012 Adjusted EBITDA $639 $541 $668 $863 $779 WC Change (a) (119) 119 27 (185) (147) Cash Taxes (41) (32) (35) (98) (88) Cash Interest (b) (164) (174) (159) (92) (71) Cash From Operating Activities $315 $454 $502 $488 $473 CAPEX (c) (219) (152) (181) (281) (284) Free Cash Flow (d) $96 $302 $320 $207 $189 ($M) Q1 2013 Q1 2012 Adjusted EBITDA $168 $235 WC Change (a) (79) (146) Cash Taxes (13) (9) Cash Interest (b) (14) (26) Cash From Operating Activities $62 $54 CAPEX (c) (67) (73) Free Cash Flow (d) ($6) ($19) (a) (b) (c) CAPEX net of government grants received and proceeds on sale of assets. (d) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. Free Cash Flow is before dividends paid of $81.8 million and $31.1 million in 2012 and the first quarter of 2013, respectively. Interest on the $1.25 billion Senior Notes due in 2020 is paid semi-annually in April and October of each year, commencing April 2013.

ROC Investing in the Business: Capital Expenditures Note: CapEx numbers for periods 2012, 2011 and 2010 are net of government grants of $9.4M, $16.0M and $3.2M, respectively. Pro forma for divestitures of the electronics and the AlphaGary plastic compounding businesses. See Appendix for reconciliation of non-GAAP measures. Sustainable Maintenance CapEx (~3% of Net Sales) ($ in millions) % of Net Sales 7.0% 5.5% 5.6% 7.6% 8.2% 7.2% 8.2% $219 $152 $180 $280 $68 $74 $286

Consolidated Net Debt

($M)	December 31, 2012 as reported [a]	December 31, 2012 Covenant [b]	March 31, 2013 as reported [a]	March 31, 2013 Covenant [b]
LTM Adj EBITDA	**$778.9**	**$840.3** [c]	**$712.2**	**$753.3** [c]
Net Debt				
Rockwood Term Loans	924.1	924.1	911.0	911.0
TiO2 Venture Term Loans	514.5	501.7	-	-
Other Debt	63.1	56.9	61.0	56.8
Sr. Sub. Notes	1,250.0	-	1,250.0	-
Total Debt	**$2,751.8**	**$1,482.7**	**$2,222.0**	**$967.8**
Cash	(1,273.6)	(200.0)	(491.1)	(200.0)
Net Debt	**$1,478.2**	**$1,282.7**	**$1,730.9**	**$767.8**
Net Debt / LTM Adj. EBITDA	**1.90 x**		**2.43 x**	
Covenant - as calculated		**1.53 x**		**1.02 x**
- with full cash		**0.25 x**		**0.63 x**
Covenant per Credit Agreement		2.75 x		2.75 x

(a) All Euro denominated debt is converted at the December 31 balance sheet rate ($1.32 at Dec. 31, 2012 and $1.28 at Mar. 31, 2013).

(b) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc. is net secured debt to LTM Adjusted EBITDA and specifies a maximum level of cash at $200 million. For covenant purposes, Euro denominated debt is converted at the average Euro-rate during the LTM period ($1.29 for LTM Dec. 2012 and $1.29 for LTM Mar. 2013).

(c) Excludes Adjusted EBITDA from certain subsidiaries and joint ventures and stock-based compensation expenses; includes proforma Adjusted EBITDA as well as anticipated synergies for acquired businesses.

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Reconciliation of Net Sales – LTM 3/31/2013 and 2008 PF (a) Includes proforma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008. Net Sales - LTM March 31, 2013 Titanium Surface Performance Dioxide Advanced Corporate Lithium Treatment Additives Pigments Ceramics and other Three months ended June 30, 2012 124.6 $ 183.8 $ 205.5 $ 211.7 $ 142.8 $ 37.2 $ 905.6 $ Three months ended September 30, 2012 116.0 175.3 178.1 229.6 130.3 33.5 862.8 Three months ended December 31, 2012 119.1 175.5 151.4 223.0 129.0 31.0 829.0 Three months ended March 31, 2013 118.5 184.5 177.1 273.1 142.9 38.5 934.6 Twelve months ended September 30, 2012 478.2 $ 719.1 $ 712.1 $ 937.4 $ 545.0 $ 140.2 $ 3,532.0 $ ($ in millions) Consolidated Net Sales - 2008 PF ($ in millions) Titanium Consolidated Surface Performance Dioxide Advanced Corporate Lithium Treatment Additives Pigments Ceramics and other Net sales, as reported - year ended December 31, 2008 $435.5 $691.1 $835.6 $534.8 $505.9 $134.1 $3,137.0 Proforma adjustments (a) - 33.3 37.6 246.4 33.2 - 350.5 Total Net Sales $435.5 $724.4 $873.2 $781.2 $539.1 $134.1 $3,487.5

Inc. from Cont. Ops. To Adjusted EBITDA – Q1 2013 and Q1 2012

($ in millions)	Lithium	Surface Treatment	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Corporate and other	Consolidated
Three months ended March 31, 2013							
Income (loss) from continuing operations before taxes	$ 30.4	$ 27.2	$ 19.1	$ (33.3)	$ 29.4	$ (47.9)	$ 24.9
Interest expense, net	0.7	3.0	1.4	5.9	3.6	14.4	29.0
Depreciation and amortization	11.1	7.9	14.4	18.2	13.1	2.3	67.0
Restructuring and other severance costs (a)	3.9	2.2	0.6	0.3	0.1	-	7.1
Systems/organization establishment expenses (income) (b)	0.1	0.6	-	(0.1)	-	-	0.6
Acquisition and disposal costs (c)	0.1	-	0.1	-	0.2	5.7	6.1
Loss on early extinguishment/modification of debt (d)	-	-	-	17.6	-	-	17.6
Foreign exchange loss (gain) on financing activities, net (e)	0.6	(1.9)	0.1	-	0.1	16.4	15.3
Other	-	0.5	0.1	-	-	-	0.6
Total Adjusted EBITDA	$ 46.9	$ 39.5	$ 35.8	$ 8.6	$ 46.5	$ (9.1)	$ 168.2
Three months ended March 31, 2012							
Income (loss) from continuing operations before taxes	$ 16.0	$ 22.7	$ 18.5	$ 53.6	$ 28.6	$ (19.1)	$ 120.3
Interest expense, net	1.0	5.2	2.2	1.9	4.6	5.6	20.5
Depreciation and amortization	10.7	7.9	15.1	17.3	12.8	2.0	65.8
Restructuring and other severance costs (a)	11.3	0.8	2.0	-	-	0.1	14.2
Systems/organization establishment expenses (b)	-	-	0.1	1.5	-	-	1.6
Loss on early extinguishment/modification of debt (d)	2.2	3.0	0.9	-	0.7	2.9	9.7
Foreign exchange loss (gain) on financing activities, net	3.2	-	-	-	(0.5)	(1.7)	1.0
Other (c)	-	0.1	-	1.3	0.1	0.3	1.8
Total Adjusted EBITDA	$ 44.4	$ 39.7	$ 38.8	$ 75.6	$ 46.3	$ (9.9)	$ 234.9

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Inc. from Cont. Ops. To Adjusted EBITDA – LTM 3/2013 Titanium Surface Performance Dioxide Advanced Corporate Lithium Treatment Additives Pigments Ceramics and other Twelve months ended March 31, 2012 Income (loss) from continuing operations before taxes 113.2 $ 96.1 $ 50.1 $ (30.7) $ 105.6 $ (87.4) $ 246.9 $ Interest expense, net 3.0 13.4 5.8 26.6 13.5 32.9 95.2 Depreciation and amortization 44.6 31.9 58.3 71.5 51.3 8.9 266.5 Restructuring and other severance costs 18.7 9.4 5.5 2.1 2.6 0.1 38.4 Systems/organization establishment expenses 0.7 2.0 0.1 0.6 - 0.1 3.5 Acquisition and disposal costs 0.1 0.2 0.1 2.2 1.3 3.4 7.3 Acquisition method inventory charges - - - 3.3 - - 3.3 Loss on early extinguishment/modification of debt 0.4 - 0.3 20.4 0.5 1.1 22.7 Asset write-downs and other 0.1 0.2 0.4 - 0.2 - 0.9 Foreign exchange loss on financing activities, net 3.6 1.1 - - - 19.2 23.9 Other - 0.7 0.4 1.7 - 0.8 3.6 Total Adjusted EBITDA 184.4 $ 155.0 $ 121.0 $ 97.7 $ 175.0 $ (20.9) $ 712.2 $ ($ in millions) Consolidated

Inc. from Cont. Ops. To Adjusted EBITDA – 2012 Titanium Surface Performance Dioxide Advanced Corporate Lithium Treatment Additives Pigments Ceramics and other Year ended December 31, 2012 Income (loss) from continuing operations before taxes 98.8 $ 91.6 $ 49.5 $ 56.2 $ 104.8 $ (58.6) $ 342.3 $ Interest expense, net 3.3 15.6 6.6 22.6 14.5 24.1 86.7 Depreciation and amortization 44.2 31.9 59.0 70.6 51.0 8.6 265.3 Restructuring and other severance costs 26.1 8.0 6.9 1.8 2.5 0.2 45.5 Systems/organization establishment expenses 0.6 1.4 0.2 2.2 - 0.1 4.5 Acquisition and disposal costs - 0.2 - 2.2 1.1 (2.3) 1.2 Acquisition method inventory charges - - - 3.3 - - 3.3 Loss on early extinguishment/modification of debt 2.6 3.0 1.2 2.8 1.2 4.0 14.8 Asset write-downs and other 0.1 0.2 0.4 - 0.2 - 0.9 Foreign exchange loss (gain) on financing activities, net 6.2 3.0 (0.1) - (0.6) 1.1 9.6 Other - 0.3 0.3 3.0 0.1 1.1 4.8 Total Adjusted EBITDA (a) 181.9 $ 155.2 $ 124.0 $ 164.7 $ 174.8 $ (21.7) $ 778.9 $ ($ in millions) Consolidated

Inc. from Cont. Ops. To Adjusted EBITDA – 2011 Titanium Surface Performance Dioxide Advanced Corporate Lithium Treatment Additives Pigments Ceramics and other Year ended December 31, 2011 Income (loss) from continuing operations before taxes 118.0 $ 80.3 $ 69.7 $ 163.7 $ 102.2 $ (77.8) $ 456.1 $ Interest expense, net 7.4 20.6 9.1 12.7 21.6 24.7 96.1 Depreciation and amortization 41.4 33.1 58.4 71.9 53.7 8.7 267.2 Restructuring and other severance costs 3.2 8.0 2.3 - 0.7 0.3 14.5 Systems/organization establishment expenses - 0.8 0.7 5.0 - - 6.5 Acquisition and disposal costs - 0.1 - - 0.1 0.2 0.4 Loss on early extinguishment/modification of debt 2.9 4.8 1.7 - 4.0 3.2 16.6 Foreign exchange (gain) loss on financing activities, net (2.8) 3.0 1.1 - 0.8 (3.4) (1.3) Other 0.1 0.3 1.0 4.3 0.6 0.4 6.7 Total Adjusted EBITDA (a) 170.2 $ 151.0 $ 144.0 $ 257.6 $ 183.7 $ (43.7) $ 862.8 $ ($ in millions) Consolidated

Inc. from Cont. Ops. To Adjusted EBITDA – 2010 (a) Excludes discontinued operations of the plastic compounding business. Titanium Surface Performance Dioxide Advanced Corporate Lithium Treatment Additives Pigments Ceramics and other Year ended December 31, 2010 Income (loss) from continuing operations before taxes 85.5 $ 55.5 $ 34.0 $ 44.5 $ 72.4 $ (87.4) $ 204.5 $ Interest expense, net 20.7 30.3 25.8 15.0 29.1 30.2 151.1 Depreciation and amortization 37.1 33.6 56.8 69.6 49.6 9.2 255.9 Restructuring and other severance costs - 2.0 1.5 - 1.1 0.4 5.0 Systems/organization establishment expenses - 1.0 0.3 0.5 0.2 0.1 2.1 Acquisition and disposal costs - 0.1 0.2 - - 1.0 1.3 Loss on early extinguishment/modification of debt 0.2 0.4 0.3 - 0.4 0.3 1.6 Asset write-downs and other 0.3 1.5 4.1 0.1 0.8 4.7 11.5 Foreign exchange loss (gain) on financing activities, net 0.6 (0.2) 0.1 - (0.4) 0.9 1.0 Other - (0.1) 0.7 (0.2) - - 0.4 Total Adjusted EBITDA (a) 144.4 $ 124.1 $ 123.8 $ 129.5 $ 153.2 $ (40.6) $ 634.4 $ ($ in millions) Consolidated

Inc. from Cont. Ops. To Adjusted EBITDA – 2009 (a) Excludes discontinued operations of the plastic compounding business. Titanium Surface Performance Dioxide Advanced Corporate Lithium Treatment Additives Pigments Ceramics and other Year ended December 31, 2009 Income (loss) from continuing operations before taxes 70.7 $ 8.3 $ (15.0) $ (8.3) $ 5.3 $ (50.8) $ 10.2 $ Interest expense, net 27.2 34.0 31.8 24.6 36.1 24.4 178.1 Depreciation and amortization 35.2 35.3 62.7 77.7 52.0 11.3 274.2 Restructuring and other severance costs 0.5 5.2 6.1 0.1 7.0 1.4 20.3 Systems/organization establishment expenses - 0.7 2.1 3.1 0.3 0.1 6.3 Acquisition and disposal costs - 0.1 2.7 0.1 - 0.1 3.0 Loss on early extinguishment/modification of debt 5.8 5.2 2.4 - 7.2 6.0 26.6 Asset write-downs and other (0.1) 0.4 0.2 - 0.3 1.8 2.6 Foreign exchange loss (gain) on financing activities, net 1.7 (5.9) 0.1 - (0.6) (11.3) (16.0) Other 0.2 2.4 2.0 - 0.1 (0.1) 4.6 Total Adjusted EBITDA (a) 141.2 $ 85.7 $ 95.1 $ 97.3 $ 107.7 $ (17.1) $ 509.9 $ ($ in millions) Consolidated

Inc. from Cont. Ops. To Adjusted EBITDA – 2008 PF

($ in millions)	Lithium	Surface Treatment	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Corporate and other	Consolidated
Year ended December 31, 2008							
Income (loss) from continuing operations before taxes	$ 117.9	$ 43.2	$ (470.6)	$ (266.3)	$ 61.3	$ (155.5)	$ (670.0)
Interest expense, net	27.6	20.8	31.7	37.7	34.0	73.3	225.1
Depreciation and amortization	36.3	29.8	67.2	56.3	47.0	13.0	249.6
Goodwill impairment charges	-	-	456.6	247.7	-	13.2	717.5
Restructuring and other severance costs	1.3	15.9	9.8	0.2	4.5	2.4	34.1
Systems/organization establishment expenses	-	2.7	5.1	3.4	0.3	1.0	12.5
Acquisition and disposal costs	-	-	0.9	-	-	0.8	1.7
Acquisition method inventory charges	-	0.8	1.5	3.3	1.3	-	6.9
Gain on early extinguishment of debt	-	-	-	-	-	(4.0)	(4.0)
Asset write-downs and other	0.2	(1.5)	0.5	1.1	0.1	(2.3)	(1.9)
Acquired in-process research and development	-	-	2.6	-	0.3	-	2.9
Foreign exchange (gain) loss on financing activities, net	(2.4)	5.3	0.3	(0.3)	1.4	28.0	32.3
Other	-	(0.5)	1.5	-	-	0.9	1.9
Proforma Adjustments (a)	-	3.7	6.4	24.6	8.5	-	43.2
Total Adjusted EBITDA (b)	$ 180.9	$ 120.2	$ 113.5	$ 107.7	$ 158.7	$ (29.2)	$ 651.8

(a) Includes proforma adjustments primarily for the Kemira venture along with several bolt-on acquisitions completed in 2008.

(b) Excludes discontinued operations of the plastic compounding business



52

Inc. from Cont. Ops. To Adjusted EBITDA – 2007 (a) Excludes discontinued operations of the Groupe Novasep, Electronics and plastic compounding businesses. Titanium Surface Performance Dioxide Advanced Corporate Lithium Treatment Additives Pigments Ceramics and other Year ended December 31, 2007 Income (loss) from continuing operations before taxes 89.0 $ 67.1 $ 69.8 $ 6.3 $ 50.9 $ (143.9) $ 139.2 $ Interest expense, net 25.7 10.5 20.8 32.2 34.1 87.4 210.7 Depreciation and amortization 32.1 19.6 58.7 42.3 40.5 10.0 203.2 Restructuring and other severance costs 0.3 2.3 2.2 - 2.5 4.7 12.0 Systems/organization establishment expenses - (0.4) 2.8 - 1.1 0.1 3.6 Acquisition and disposal costs - 0.1 0.1 1.6 - - 1.8 Acquisition method inventory charges - 0.1 5.5 - 0.1 - 5.7 Refinancing expenses - - - - - 0.9 0.9 Loss on early extinguishment of debt - - 1.9 - - 17.2 19.1 Asset write-downs and other (0.3) 0.1 0.2 0.5 - (5.2) (4.7) Foreign exchange (gain) loss on financing activities, net (0.6) - (0.2) - (1.2) (5.8) (7.8) Other - (1.2) 0.7 - 0.1 0.1 (0.3) Total Adjusted EBITDA (a) 146.2 $ 98.2 $ 162.5 $ 82.9 $ 128.1 $ (34.5) $ 583.4 $ ($ in millions) Consolidated

Inc. from Cont. Ops. To Adjusted EBITDA – 2006 (a) Excludes discontinued operations of the Groupe Novasep, Electronics and plastic compounding businesses. Titanium Surface Performance Dioxide Advanced Corporate Lithium Treatment Additives Pigments Ceramics and other Year ended December 31, 2006 Income (loss) from continuing operations before taxes 53.2 $ 49.5 $ 77.7 $ 18.5 $ 36.4 $ (123.3) $ 112.0 $ Interest expense, net 26.4 13.1 13.1 28.9 31.5 84.7 197.7 Depreciation and amortization 27.6 17.7 44.6 36.1 33.1 8.9 168.0 Impairment charges 2.2 - - - - - 2.2 Restructuring and other severance costs 0.8 1.1 1.2 - 1.1 1.1 5.3 Systems/organization establishment expenses - 0.1 1.3 - 1.3 7.1 9.8 Acquisition and disposal costs - 1.0 0.1 - - 0.8 1.9 Acquisition method inventory charges - - 0.8 - 0.1 - 0.9 Asset write-downs and other 0.2 0.1 0.4 0.1 0.1 (1.2) (0.3) Foreign exchange (gain) loss on financing activities, net (0.1) 0.5 0.1 - - (9.1) (8.6) Other (0.9) (0.8) 1.4 (1.7) 1.2 1.3 0.5 Total Adjusted EBITDA (a) 109.4 $ 82.3 $ 140.7 $ 81.9 $ 104.8 $ (29.7) $ 489.4 $ ($ in millions) Consolidated

Inc. from Cont. Ops. To Adjusted EBITDA – 2005 (a) Excludes discontinued operations of the Groupe Novasep, Electronics and plastic compounding businesses. Titanium Surface Performance Dioxide Advanced Corporate Lithium Treatment Additives Pigments Ceramics and other Year ended December 31, 2005 Income (loss) from continuing operations before taxes 41.4 $ 42.8 $ 90.7 $ 15.4 $ 34.1 $ (62.7) $ 161.7 $ Interest expense, net 22.9 7.1 20.6 30.8 30.1 100.8 212.3 Depreciation and amortization 26.0 16.5 34.5 34.9 29.8 8.7 150.4 Impairment charges - - 0.4 - - - 0.4 Restructuring and other severance costs 0.8 3.4 6.3 - 2.6 2.7 15.8 Systems/organization establishment expenses - (0.1) 0.3 - 0.1 3.6 3.9 Acquisition and disposal costs - - 0.2 - - 0.9 1.1 Refinancing expenses - - - - - 1.0 1.0 Management services agreement termination fee - - - - - 10.0 10.0 Loss on early extinguishment of debt - - 1.1 - - 24.8 25.9 Acquisition method inventory charges - - 1.1 - - - 1.1 Asset write-downs and other - (1.7) 0.2 - (2.9) - (4.4) Foreign exchange loss (gain) on financing activities, net 0.3 1.6 (1.0) - - (113.1) (112.2) Other - (0.4) (0.6) - - (2.3) (3.3) Total Adjusted EBITDA (a) 91.4 $ 69.2 $ 153.8 $ 81.1 $ 93.8 $ (25.6) $ 463.7 $ ($ in millions) Consolidated

Net Cash from Operations To Adjusted EBITDA

($ in millions)	Three months ended March 31, 2013	Three months ended March 31, 2012	Twelve months ended March 31, 2013	Year ended December 31, 2012	2011	2010	2009	2008	2007	2006	2005
Net cash provided by operating activities from continuing operations	$ 48.8	$ 47.6	$ 446.1	$ 444.9	$ 450.8	$ 478.0	$ 363.6	$ 279.6	$ 342.6 (a)	$ 251.8 (a)	$ 237.5 (a)
Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions	67.2	125.5	58.5	116.8	191.4	(48.5)	(90.6)	72.7	46.3	22.6	2.4
Current portion of income tax provision	10.5	25.5	66.3	81.3	98.1	36.3	29.8	38.5	37.2	29.3	28.2
Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives	27.3	18.8	84.9	76.4	91.8	158.6	174.1	164.0	166.7	195.2	198.5
Restructuring and other severance costs	7.1	14.2	38.4	45.5	14.5	5.0	20.3	34.1	12.0	5.3	15.7
Systems/organization establishment expenses	0.6	1.6	3.5	4.5	6.5	2.1	6.3	12.5	4.8	11.5	5.1
Acquisition and disposal costs	6.1	-	7.3	1.2	0.4	1.3	3.0	1.7	2.3	1.9	1.1
Acquisition mehtod inventory charges	-	-	3.3	3.3	-	-	-	6.9	5.7	1.1	-
Bad debt provision	-	-	(0.7)	(0.7)	0.2	1.2	(1.2)	(3.3)	1.2	-	(1.6)
Other	0.6	1.7	4.6	5.7	9.1	0.4	4.6	1.9	(4.4)	(0.8)	3.2
Proforma adjustments (b)	-	-	-	-	-	-	-	43.2	-	-	-
Discontinued operations adjustments (c)	-	-	-	-	-	-	-	-	(31.0)	(28.5)	(26.4)
Total Adjusted EBITDA	$ 168.2	$ 234.9	$ 712.2	$ 778.9	$ 862.8	$ 634.4	$ 509.9	$ 651.8	$ 583.4	$ 489.4	$ 463.7

Rockwood
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56

Free Cash Flow Reconciliation Net of government grants received and proceeds on sale of assets. These amounts represent the cash impact of adjustments made to Adjusted EBITDA permitted under the Company's senior secured credit agreement. Free cash flow does not reflect the sale of discontinued operations. 2013 2012 2012 2011 2010 2009 2008 Net cash provided by operating activities 48.8 $ 47.6 $ 444.9 $ 450.8 $ 482.4 $ 369.6 $ 296.6 $ Capital expenditures, net (a) (67.6) (74.2) (286.4) (278.6) (181.4) (152.7) (219.5) Restructuring charges 5.7 3.8 16.7 10.5 9.4 41.3 7.2 Swap termination payments 3.7 - - 14.3 3.2 31.1 - Systems/organization establishment expenses - - 3.2 1.9 2.1 6.2 12.9 Excess tax benefits from stock-based payment arrangements 1.4 0.7 3.7 4.0 - - - Other (b) 2.5 3.4 6.5 4.3 4.6 6.1 (2.2) Free cash flow (c) (5.5) $ (18.7) $ 188.6 $ 207.2 $ 320.3 $ 301.6 $ 95.0 $ ($ in millions) Year ended December 31, Three months ended March 31, (a) (b) (c)